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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 30, 2003

                            TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

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               BERMUDA                              04-2297459
   (Jurisdiction of Incorporation)     (IRS Employer Identification Number)
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               THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD
                            PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)

                                  441-292-8674
                        (Registrant's telephone number)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

    On April 30, 2003, Tyco International Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated into this Item 5 by reference, reporting the financial results of the Company for the quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

    On April 30, 2003, the Company issued the press release attached hereto as
Exhibit 99.1, which is incorporated into this Item 9 by reference, reporting the financial results of the Company for the quarter ended March 31, 2003.

    The information under this Item 9 and the accompanying exhibit are being provided under Item 12 of Form 8-K, but are being furnished under Item 9 of
Form 8-K in place of Item 12 in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                               TYCO INTERNATIONAL LTD.

                                               By:
                                                                /s/ DAVID J. FITZPATRICK
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                                                                  David J. FitzPatrick
                                                      EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                                                         OFFICER
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Dated: April 30, 2003